Agreement
Execution Version

MHLLC OA Side Agreement

Solitario Exploration & Royalty Corp. DHI Minerals (U.S.) Ltd RMB Australia Holdings Limited RMB Resources Inc. Ely Gold & Minerals Inc.

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Contents

Table of contents

1	Definitions and interpretation		4
	1.1	Definitions	4
	1.2	Interpretation	7
	1.3	Inclusive expressions	8
	1.4	Business Day	8
2	Acknowledgement and consent		8
3	RMB Parties right to remedy		9
4	DHI Minerals right to remedy		9
5	Assignment		11
	5.1	Assignment by Solitario	11
	5.2	Assignment by DHI Parties or RMB Parties	11
6	General		12
	6.1	Term	12
	6.2	Notices	12
	6.3	Governing law and jurisdiction	12
	6.4	Waiver of jury trial	13
	6.5	Prohibition and enforceability	13
	6.6	Amendments, waivers, variation etc.	13
	6.7	Counterparts	14
	Schedula 1		15
	Notice details
	Schedule 2
	DHI Obligations		17

	Signing page		21

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MHLLC OA Side Agreement

Date ► August 10, 2012

Between the parties
Solitario	Solitario Exploration & Royalty Corp. of 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, United States of America
DHI Minerals	DHI Minerals (U.S.) Ltd of 455 Northwest Hwy, Suite 2301 Irving, TX 75039
Financier	RMB Australia Holdings Limited ACN 003 201 214 of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia
Agent	RMB Resources Inc. of 77 Water Street, 8th Floor, New York, New York 10005, United States of America
Ely	Ely Gold & Minerals Inc. of 789 West Pender Street, Suite 680, Vancouver, B.C. V6C 1H2, Canada

Recitals

1     Ely, through a wholly owned subsidiary, owns 100% of DHI Minerals.

2     Solitario and the DHI Parties are parties to one or more of the DHI Documents.

3     Solitario and the RMB Parties are parties to the Finance Documents.

4     The MHLLC Operating Agreement contains restrictions on the ability of Solitario to, inter alia, create an Encumbrance over any part of its Interest.

5     The parties have agreed to enter into this agreement to set out the terms on which the DHI Parties will consent to the creation of an Encumbrance on Solitario’s Interest to permit Solitario to borrow the Funds from the Financier, and to regulate their relationship in relation to the Loan and the DHI Documents.

The parties agree as follows:

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1	Definitions and interpretation
1.1	Definitions

The meanings of the terms used in this agreement are set out below.

Term	Meaning
Administrative Agent	an administrator, liquidator, provisional liquidator, receiver, receiver and manager, official manager, trustee or similar official.
Attorney	an attorney appointed under a Finance Document.
Augusta	Augusta Resource Corporation.
Augusta Agreement	the Share Purchase Agreement dated November 15, 2007 between Augusta and Ely, as amended.
Business Day	a day on which banks are open for business in Sydney, Australia, New York, New York, Vancouver, British Columbia and Denver, Colorado, excluding a Saturday, Sunday or public holiday.
Closing Date	has the meaning given to it in clause 4(b)
Contribution Agreement	the agreement entitled ‘Limited Liability Company Contribution Agreement’ dated 22 December 2010 between DHI Minerals, Solitario and MHLLC.
Default

the occurrence or non occurrence of:

1     any breach of, or default under, the DHI Documents by, or in relation to, Solitario, including a breach of the DHI Obligations; or

2     any other event or circumstance,

which entitles, or which with the giving of notice, the expiration of time or the satisfaction or non satisfaction of any condition would:

3     entitle a DHI Party to terminate, rescind or accept repudiation of, or suspend the performance of any of its obligations under, the DHI Documents; or

4     result in a reduction of Solitario’s Interest or the delivery or deemed delivery of an Opt-out Notice.

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DHI Documents	each of: 1 the MHLLC Operating Agreement; 2 the Contribution Agreement; and 3 the Letter of Intent.
DHI Notice	has the meaning given to it in clause 4(b)
DHI Obligations	all Obligations outstanding under the DHI Documents (summarized in Schedule 2
DHI Parties	1 DHI Minerals; and 2 Ely.
Encumbrance	has the meaning given to it in the MHLLC Operating Agreement.
Facility Agreement	the document entitled ‘Facility Agreement’ dated on or about the date of this agreement between Solitario, the Financier and the Agent.
Finance Documents	each of: 1 the Facility Agreement; 2 the Security Agreement; and 3 the Pledge Agreement.
Finance Obligations	all Obligations outstanding under the Finance Documents.
Funds	up to $5,000,000 to be loaned by the Financier to Solitario by way of the Loan.
Government Agency	any government or any governmental, semi governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.
Interest	has the meaning given to it in the MHLLC Operating Agreement.

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Letter of Intent	the letter agreement dated 26 August 2010 between Solitario, Ely and DHI Minerals.
Lien	any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing) and any option, trust, Uniform Commercial Code financing statement or other preferential arrangement having the practical effect of any of the foregoing.
Loan	the loan to be made by the Financier to Solitario as provided for in the Facility Agreement.
Loan Amount	$5,000,000.
Maximum Amount

1     the Loan Amount;

2     all accrued interest owing on the Loan Amount; and

3     all indemnity payments owing to the RMB Parties under clause 13.1 of the Facility Agreement and all taxes, costs and expenses payable to the RMB parties under clauses 14.2 and 14.3 of the Facility Agreement.

MHLLC	Mt. Hamilton LLC of 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, United States of America.
MHLLC Operating Agreement	the agreement entitled ‘Limited Liability Company Operating Agreement of Mt. Hamilton LLC’ dated 22 December 2010 between Solitario and DHI Minerals.
Obligations	all financial obligations of every nature owed by Solitario from time to time, whether for principal, interest, fees, expenses, indemnification or otherwise.
Opt-out Notice	has the meaning given to that term in the MHLLC Operating Agreement.
Pledge Agreement	the document entitled ‘Pledge Agreement’ dated on or about the date of this agreement between Solitario, the Financier and the Agent.
Power	any right, power, authority, discretion or remedy conferred on an RMB Party by any Finance Document or any applicable law.

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RMB Debt	has the meaning given to it in clause 4(b)
RMB Parties	1 the Financier; 2 the Agent; and 3 any Attorney or Administrative Agent appointed under a Finance Document.
RMB Rights	has the meaning given to it in clause 4(b)
Security Agreement	the document entitled ‘Security Agreement’ dated on or about the date of this agreement between Solitario, the Financier and the Agent.
Solitario Default	has the meaning given to the term ‘Default’ in the Finance Documents.
Solitario Notice	has the meaning given to it in clause 4(b)
Solitario’s Interest	the Interest of 80% in MHLLC currently held by Solitario and all future Interests in MHLLC owned by Solitario.
Uniform Commercial Code	the Uniform Commercial Code of Colorado (Colorado Revised Statutes 4-9-101 et seq.).

1.2	Interpretation

In this agreement headings and bold type are for convenience only and do not affect the interpretation of this agreement and, unless the context requires otherwise:

(a)	words indicating the singular include the plural and vice versa;
(b)	words indicating a gender include any gender;
(c)	other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;
(d)	an expression suggesting or referring to a natural person or an entity includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency;
(e)	a reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(e) implies that performance of part of an obligation constitutes performance of the obligation;

(f)	a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

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(g)	a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Government Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;
(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document in existence at the date of this agreement;
(i)	a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;
(j)	a reference to a party to any document includes that party’s successors and permitted assigns;
(k)	a reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits;
(l)	a reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind;
(m)	no provision of this agreement may be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;
(n)	a reference to a body, other than a party to this agreement (including an institute, association or authority), whether statutory or not:
(1)	which ceases to exist; or
(2)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

(o)	references to time are to New York time, unless otherwise stated.
1.3	Inclusive expressions

Specifying anything in this agreement after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Business Day

Except as otherwise provided under this agreement, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day.

2	Acknowledgement and consent
(a)	Subject to compliance with and fulfillment of the terms and conditions in its favor set out herein, DHI Minerals hereby consents to the creation of one or more Encumbrances on Solitario’s Interest in favour of the RMB Parties for the purpose of securing Finance Obligations incurred in connection with the Loan.

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(b)	The RMB Parties acknowledge that the security interest granted by Solitario to DHI Minerals under section 3.5 of the MHLLC Operating Agreement ranks in priority senior to any Encumbrance created by Solitario in favour of the RMB Parties.
(c)	The RMB Parties acknowledge that if the RMB Parties acquire Solitario’s Interest pursuant to realization on any Encumbrance, the RMB Parties will thereafter have the rights and obligations of Solitario under the MHLLC Operating Agreement as successor to Solitario and, accordingly, any subsequent Transfer (as that term is defined in the MHLLC Operating Agreement) by the RMB Parties of Solitario’s Interest will be subject to the rights of DHI Minerals in section 8.4 of the MHLLC Operating Agreement.
(d)	The RMB Parties and Solitario acknowledge that no amendment will be made and no action will be taken which has the effect of increasing the principal amount secured by any Encumbrance to an amount more than the Maximum Amount without the prior written consent of the DHI Parties.
(e)	The RMB Parties and Solitario agree with the DHI Parties that they will not buy, take an assignment, transfer or novation of, or otherwise acquire or participate in the acquisition of, any debt now or hereafter owed by any of the DHI Parties to Augusta, or any rights held by Augusta in respect of any DHI Party, under or in connection with the Augusta Agreement. The RMB Parties agree with the DHI Parties that they will not directly or indirectly interfere with any contractual relationship between MHLLC and any DHI Party, or between Augusta and any DHI Party, or with the management or operations of MHLLC.
(f)	Solitario and the DHI Parties agree that the Letter of Intent is hereby amended by deleting from clause 1 thereof the text set out in Part 1 of Schedule 2 to this agreement and substituting in its place and stead the text set out in Part 2 of Schedule 2 to this agreement.
(g)	The RMB Parties and Solitario acknowledge and agree with the DHI Parties that nothing in this agreement, and no act by or on behalf of any DHI Party in connection with the preparation of this agreement, will be construed as an approval by any DHI Party of any provision of any Finance Document, and that the RMB Parties will not rely on any Solitario Default to attempt, directly or indirectly, to influence the management, assets or operations of MHLLC.
(h)	The DHI Parties and Solitario acknowledge and agree with the RMB Parties that nothing in this agreement will prevent the RMB Parties from enforcing any Encumbrance in the event of a Solitario Default.
3	RMB Parties’ right to remedy

The DHI parties acknowledge that:

(a)	any RMB Party may, but is not obliged to, take steps on behalf of Solitario to remedy, or procure the remedy, of any Default or to prevent the occurrence of any Default; and
(b)	the DHI Parties agree that any remedy of a Default effected by an RMB Party on behalf of Solitario will be effective as a remedy of the Default by Solitario.
4	DHI Minerals’ right to remedy
(a)	DHI Minerals may, but is not obliged to, take steps on behalf of Solitario to remedy, or procure the remedy of, any Solitario Default or to prevent the occurrence of any Solitario Default, or, in the alternative, in the event of a Solitario Default, to acquire the RMB Debt and related security as hereinafter provided.

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(b)	Where under the terms of the Finance Documents an RMB Party is required to give a notice to Solitario in respect of a Solitario Default (a Solitario Notice), the relevant RMB Party must, within 2 Business Days after delivery of the Solitario Notice, give DHI Minerals a notice which describes the relevant Solitario Default, identifies the relevant cure period applicable to the Solitario Default and includes a payout statement which states the Finance Obligations on the last day of such cure period (or the date of the notice if there is no cure period) and the per diem interest accrual thereafter, as required to give DHI Minerals the ability to calculate the total amount owing by Solitario to the RMB Parties (at any time, the RMB Debt) for the purposes of this provision, and contains an offer from the RMB Parties to sell, transfer and assign the RMB Debt, the Finance Documents and all related security interests, and all of the RMB Parties’ rights and entitlements under the Finance Documents (collectively the RMB Rights) to DHI Minerals for an amount equal to the RMB Debt (a DHI Notice).
(c)	Where DHI Minerals has received a DHI Notice, it shall have 14 Business Days after the expiration of the cure period applicable to the relevant Solitario Default (as identified in the DHI Notice) to either:
(i)	remedy, or procure the remedy of, the Solitario Default on behalf of Solitario; or
(ii)	deliver to the RMB Parties a notice advising the RMB Parties that DHI Minerals will purchase the RMB Rights for an amount equal to the RMB Debt on a date (the Closing Date) not later than 90 days next following the date of DHI Minerals’ notice to the RMB Parties, in which event the RMB Parties will sell, transfer and assign the RMB Rights to DHI Minerals on the Closing Date for an amount equal to the RMB Debt on the Closing Date (and the RMB Parties will advise DHI Minerals of the final amount of the RMB Debt no less than 5 Business Days before the Closing Date, that amount to be based on the amount of the RMB Debt as initially advised, but taking into account any interest rate fluctuations and any additional costs, expenses and indemnity amounts arising from the date of the initial advice up to the Closing Date); and in that regard, upon payment of such amount, the RMB Parties will make, sign and do all documents, acts, matters and things necessary in order to transfer and assign to DHI Minerals all of the RMB Rights and any other rights they may then hold under any agreement between any of the RMB Parties and Solitario in relation to payment of the RMB Debt or performance of Solitario’s Obligations to the RMB Parties.
(d)	If DHI Minerals remedies, or procures the remedy of, a Solitario Default on behalf of Solitario in accordance with clause 4(c) (i), then the parties agree that that remedy will be effective as a remedy of the Solitario Default as between the RMB Parties and Solitario.

(e)	Without limiting clause 4(c) or clause 4(d) , if Solitario fails to pay the Third Tranche Subscription Funds, the Fourth Tranche Subscription Funds or the Fifth Tranche Subscription Funds (as those terms are defined in Part 2 of Schedule 2 to this Agreement) within the times permitted by the Letter of Intent (as amended hereby), then:

(i)	within two days of the relevant due date, the RMB Parties will deliver to the DHI Parties a payout statement which states the total Finance Obligations on the relevant due date and the per diem interest accrual thereafter, as required to give DHI Minerals the ability to calculate the RMB Debt for the purposes of this provision, and offering to sell, transfer and assign the RMB Rights to DHI Minerals and/or Ely for an amount equal to the RMB Debt; and

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(ii)	within 14 Business Days after such default by Solitario (and notwithstanding the fact that the RMB Parties may not have issued a DHI Notice or any payout statement), Ely or DHI Minerals may deliver to the RMB Parties a notice advising the RMB Parties that DHI Minerals will purchase the RMB Rights for an amount equal to the RMB Debt on a Closing Date not later than 90 days next following the date of DHI Minerals’ notice to the RMB Parties, in which event the RMB Parties will sell, transfer and assign the RMB Rights and any other rights they may then hold under any agreement between any of the RMB Parties and Solitario in relation to payment of the RMB Debt or performance of Solitario obligations to the RMB Parties, to DHI Minerals on the Closing Date for an amount equal to the RMB Debt on the Closing Date (and the RMB Parties will advise DHI Minerals of the final amount of the RMB Debt no less than 5 Business Days before the Closing Date, that amount to be based on the amount of the RMB Debt as initially advised, but taking into account any interest rate fluctuations and any additional costs, expenses and indemnity amounts arising from the date of the initial advice up to the Closing Date); and in that regard, upon payment of such amount, the RMB Parties will make, sign and do all documents, acts, matters and things necessary in order to transfer and assign to DHI Minerals all of the RMB Rights and any other rights it may then hold under any agreement between any of the RMB Parties and Solitario in relation to payment of the RMB Debt or performance of Solitario obligations to the RMB Parties.
5	Assignment
5.1	Assignment by Solitario

Solitario must not deal with, sell, assign, transfer, novate or otherwise dispose of, or create or allow to exist any Lien over, any of its rights or obligations under this agreement or the DHI Documents, other than as permitted under the DHI Documents, Finance Documents or any other agreement between Solitario and the RMB Parties.

5.2	Assignment by DHI Parties or RMB Parties
(a)	Each of the DHI Parties may deal with, sell, assign, transfer, novate or otherwise dispose of, or create or allow to exist any Lien over, any of its rights or obligations under this agreement providing that it first procures that the proposed purchaser, assignee, transferee or other counterparty to the proposed dealing enter into an agreement with the RMB Parties (on such terms as the RMB Parties may reasonably require) under which such transferee agrees to be bound by the terms of this agreement.
(b)	Each of the RMB Parties may deal with, sell, assign, transfer, novate or otherwise dispose of, or create or allow to exist any Lien over, any of its rights or obligations under this agreement providing that it first procures that the proposed purchaser, assignee, transferee or other counterparty to the proposed dealing enter into an agreement with the relevant DHI Parties (on such terms as the relevant DHI Parties may reasonably require) under which such transferee agrees to be bound by the terms of this agreement.

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6	General
6.1	Term

This agreement and the obligations of the parties under this agreement continue in full force and effect until the date that Solitario’s Finance Obligations are paid in full.

6.2	Notices
(a)	Any notice or other communication including any request, demand, consent or approval, to or by a party to this agreement must be in legible writing and in English addressed to the party in accordance with its details set out in Schedule 1 , or as specified to the sender by any party by notice.

(b)	If the sender is a company, any such notice or other communication must be signed by an authorized officer of the sender.
(c)	Any such notice or other communication is regarded as being given by the sender and received by the addressee:
(1)	if by delivery in person, when delivered to the addressee;
(2)	if by post, on delivery to the addressee; or
(3)	if by facsimile transmission, when received by the addressee in legible form,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day.

(d)	Any such notice or other communication can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorized by the sender.
(e)	A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 6.2(c) and informs the sender that it is not legible.

6.3	Governing law and jurisdiction
(a)	This agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Colorado.
(b)	Each of Solitario, each RMB Party and each DHI Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the District Court of the State of Colorado sitting in the City and County of Denver and of the United States District Court of the State of Colorado, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this agreement, or for recognition or enforcement of any judgment relating to this agreement, and Solitario, each RMB Party and each DHI Party hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such Colorado state court or, to the extent permitted by law, in such federal court. Solitario, each RMB Party and each DHI Party agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this agreement, any Finance Document or any DHI Document in the courts of any jurisdiction.

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(c)	Each of Solitario, each RMB Party and each DHI Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement in any court referred to in paragraph (b) of this clause 6.3. Each of Solitario, each RMB Party and each DHI Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)	Each of Solitario, each RMB Party and each DHI Party irrevocably consents to service of process in the manner provided for notices in clause 6.2 . Nothing in this agreement will affect the right of any party to this agreement to serve process in any other manner permitted by law.

6.4	Waiver of jury trial

EACH OF SOLITARIO, EACH RMB PARTY AND EACH DHI PARTY WAIVES ITS RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EXCEPT AS PROHIBITED BY LAW, EACH OF SOLITARIO, EACH RMB PARTY AND EACH DHI PARTY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF SOLITARIO, EACH RMB PARTY AND EACH DHI PARTY:

(a)	certifies that no other party nor any representative, agent or attorney of another party has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this agreement; and
(b)	acknowledges that, in entering into the Finance Documents, the RMB Parties are relying upon, among other things, the waivers and certifications contained in this clause 6.4.

6.5	Prohibition and enforceability
(a)	Any provision of, or the application of any provision of, this agreement or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.
(b)	Any provision of, or the application of any provision of, this agreement which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.
6.6	Amendments, waivers, variation etc
(a)	Waiver of any right arising from a breach of this agreement or of any Power arising upon a default under this agreement must be in writing and signed by the party granting the waiver.
(b)	A failure or delay in exercise, or partial exercise of:
(1)	a right arising from a breach of this agreement; or
(2)	a Power created or arising upon default under this agreement, does not result in a waiver of that right or Power.

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(c)	A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement as constituting a wavier of that right or Power.
(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.
(e)	This clause may not itself be waived except in writing.
(f)	A variation of any term of this agreement must be in writing and signed by the parties.
6.7	Counterparts
(a)	This agreement may be executed in any number of counterparts.
(b)	All counterparts together will be taken to constitute one instrument.
(c)	A party may execute this agreement by signing any counterpart.

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Schedule 1

Notice details

Solitario	Solitario Exploration & Royalty Corp.
Address	4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, United States of America
Attention	James R. Maronick
Phone	+1 303 534 1030
Fax	+1 303 534 1809
Email	jmaronick@slrxpl.com

DHI Minerals	DHI Minerals (U.S.) Ltd
Address	455 Northwest Hwy. Suite 2301 Irving, TX 75039
Attention	Trey Wasser
Phone	+1 972 803 3087
Fax	+1 972 803 3904
Email	trey@elygoldandminerals.com

Ely	Ely Gold & Minerals Inc.
Address	789 West Pender Street, Suite 680, Vancouver, B.C. V6C 1H2, Canada
Attention	C.F. (Trey) Wasser III
Phone	+1 604 488 1104
Fax	+1 604 488 1105
Email	mrmrre@gmail.com

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Financier	RMB Australia Holdings Limited
Address	Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia
Attention	Gregory Gay
Phone	+61 2 9253 6200
Fax	+61 2 9256 6291
Email	greg.gay@rmb.com.au

Agent	RMB Resources Inc.
Address	77 Water Street, 8th Floor, New York, New York 10005, United States of America
Attention	Alvaro Belevan
Phone	+1 646 722 4151
Fax	+1 646 436 7811
Email	alvaro.belevan@rmbresources.com

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Schedule 2

DHI Obligations

	Due Date	2012	2012 SERC	2013	2013 SERC	2014	2014 SERC	2015	Prior to
Per Section 3.2(c)(v) of MHLLC Operating Agreement and the Letter of Intent			common		common		common		commercial
June 30, 2012 through December 2014 (3)(4)			stock		stock		stock		production
2012
DHI Minerals	21/08/2012	$150,000
DHI Minerals (1)	21/08/2012		25,000
CMC Adv Royalty payment (3)	19/11/2012	$300,000
Total 2012		$450,000
2013
DHI Minerals	21/02/2013			$250,000
DHI Minerals (2)	21/02/2013				50,000
DHI Minerals	21/08/2013			$250,000
DHI Minerals (2)	21/08/2013				50,000
Subscription to Ely Gold Shares for Augusta property payments	01/05/2013			$750,000
CMC Adv Royalty payment (3)	19/11/2013			$300,000

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Total 2013				$1,550,000
2014
DHI Minerals	21/02/2014					$250,000	50,000
DHI Minerals (2)	21/02/2014
DHI Minerals	21/08/2014					$250,000
DHI Minerals (2)	21/08/2014
CMC Adv Royalty payment (3)	19/11/2014					$300,000
Subscription to Ely Gold Shares for Augusta property payments	01/05/2014					$750,000
Total 2014						$1,550,000
2015
Subscription to Ely Gold Shares for Augusta property payments	01/05/2015							$1,000,000
Total 2015								$1,000,000
Prior to commercial production
CMC Royalty buy-down, prior to commercial production (4)							100,000		$5,000,000
All bonding obligations to place the Properties into Commercial Production (5)									$xxx

Cash totals by year		$450,000		$1,550,000		$1,550,000			$5,000,000+
Non cash payments of SERC common stock			25,000		100,000
Notes
(1) Stock payment of 25,000 shares of XPL is shown as non-cash
(2) Stock payment of 50,000 shares of XPL is shown as non-cash
(3) CMC adv royalty is paid until production, which may occur after December 31, 2014, at which time minimum payment of $300,000 is due, with royalties due in excess of the minimum reduced by accumulated prior advance minimum payments.
(4) Payments to buy down CMC royalty payment, due on or before commercial production, which may occur after December 31, 2014
(5) Solitario shall fund any and all bonding obligations to place the Properties into Commercial Production

Part 1

SCHEDULE 2(f)

Part 1

“On or before June 1, 2013, Solitario will execute and deliver a subscription agreement pursuant to which it will subscribe for US$750,000 of Ely’s Shares (the “Third Tranche”) at a price equal to the 20 day weighted moving average price on the TSX-V (the “WMAP”). On or before June 1, 2014, Solitario will execute and deliver a subscription agreement pursuant to which it will subscribe for US$750,000 of Ely’s Shares (the “Fourth Tranche”) at the WMAP. On or before June 1, 2015, Solitario will execute and deliver a subscription agreement pursuant to which it will subscribe for US$1,000,000 of Ely’s Shares (the “Fifth Tranche”) (the Third Tranche, the Fourth Tranche and the Fifth Tranche collectively, the “Additional Tranches”) at the WMAP. Ely shall utilize the proceeds of the Additional Tranches to make all required payments to Augusta which are due on or after June 1, 2013.”

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Part 2

Solitario will:

(i)	on May 1, 2013, execute and deliver to Ely a subscription agreement (in the same form as the subscription agreement delivered for the Units, subject to such changes as are recommended by legal counsel to comply with changes to applicable laws) dated May 1, 2013 pursuant to which it will subscribe as an “accredited investor” for Ely Shares (the “Third Tranche Shares”) having an aggregate subscription amount of US$750,000 (the “Third Tranche Subscription Funds”) at a price per Ely Share equal to the greater of (A) the weighted moving average price of Ely’s Shares on the TSX-V (the “WMAP”) over the 20 trading days immediately preceding May 1, 2013; and (B) the Discounted Market Price (as that term is defined in the policies of the TSX-V) of Ely’s Shares on the last trading day immediately preceding May 1, 2013; and
(ii)	on or before the sixth Business Day after May 1, 2013, pay the Third Tranche Subscription Funds to Ely by way of wire transfer or in the form of a bank draft drawn on a Canadian Chartered Bank,

and Ely will thereupon issue a news release announcing the subscription, make the requisite filing with the TSX-V and issue the Third Tranche Shares to and in the name of Solitario forthwith following receipt of the requisite acceptance notice from the TSX-V. Ely shall have the right, but not the obligation, to reduce the aggregate subscription amount of the Third Tranche, provided that Ely has given Solitario at least ten days’ advance written notice of its election to reduce the aggregate subscription amount of the Third Tranche and that Ely has sufficient funds to make, together with the proceeds of the Third Tranche, and does make the required payment to Augusta due on June 1, 2013. In no event shall Solitario be entitled to subscribe for the Third Tranche prior to May 1, 2013.

Solitario will:

(i)	on or before May 1, 2014, execute and deliver to Ely a subscription agreement (in the same form as the subscription agreement delivered for the Units, subject to such changes as are recommended by legal counsel to comply with changes to applicable laws) dated the date that it is delivered to Ely pursuant to which it will subscribe as an “accredited investor” for Ely Shares (the “Fourth Tranche Shares”) having an aggregate subscription amount of US$750,000 (the “Fourth Tranche Subscription Funds”) at a price per Ely Share equal to the greater of (A) the WMAP over the 20 trading days immediately preceding the date of the subscription agreement; and (B) the Discounted Market Price (as that term is defined in the policies of the TSX-V) of Ely’s Shares on the last trading day immediately preceding the date of the Fourth Tranche subscription agreement; and
(ii)	on or before the sixth Business Day after the date of the Fourth Tranche subscription agreement, pay the Fourth Tranche Subscription Funds to Ely by way of wire transfer or in the form of a bank draft drawn on a Canadian Chartered Bank, and Ely will thereupon issue a news release announcing the subscription, make the requisite filing with the TSX-V and issue the Fourth Tranche Shares to and in the name of Solitario forthwith following receipt of the requisite acceptance notice from the TSX-V. Ely shall have the right, but not the obligation, to reduce the aggregate subscription amount of the Fourth Tranche, provided that Ely has given Solitario written notice of its election to reduce the aggregate subscription amount of the Fourth Tranche within three Business Days after the date of the Fourth Tranche subscription agreement and that Ely has sufficient funds to make, together with the proceeds of the Fourth Tranche, and does make the required payment to Augusta currently due on June 1, 2014. In no event shall Solitario be entitled to subscribe for the Fourth Tranche prior to May 1, 2013.

Solitario will:

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(i)	on or before May 1, 2015, execute and deliver to Ely a subscription agreement (in the same form as the subscription agreement delivered for the Units, subject to such changes as are recommended by legal counsel to comply with changes to applicable laws) dated the date that it is delivered to Ely pursuant to which it will subscribe as an “accredited investor” for Ely Shares (the “Fifth Tranche Shares”) having an aggregate subscription amount of US$1,000,000 (the “Fifth Tranche Subscription Funds”) at a price per Ely Share equal to the greater of (A) the WMAP over the 20 trading days immediately preceding the date of the subscription agreement; and (B) the Discounted Market Price (as that term is defined in the policies of the TSX-V) of Ely’s Shares on the last trading day immediately preceding the date of the subscription agreement; and
(ii)	on or before the sixth Business Day after the date of the subscription agreement, pay the Fifth Tranche Subscription Funds to Ely by way of wire transfer or in the form of a bank draft drawn on a Canadian Chartered Bank, and Ely will thereupon issue a news release announcing the subscription, make the requisite filing with the TSX-V and issue the Fifth Tranche Shares to and in the name of Solitario forthwith following receipt of the requisite acceptance notice from the TSX-V. Ely shall have the right, but not the obligation, to reduce the aggregate subscription amount of the Fifth Tranche, provided that Ely has given Solitario written notice of its election to reduce the aggregate subscription amount of the Fifth Tranche within three Business Days after the date of the Fifth Tranche subscription agreement and that Ely has sufficient funds to make, together with the proceeds of the Fifth Tranche, and does make the required payment to Augusta currently due on June 1, 2015. In no event shall Solitario be entitled to subscribe for the Fifth Tranche prior to May 1, 2013.

Solitario will cooperate in providing all information and documentation reasonably required by Ely in connection with its filings with the TSX-V and other required regulatory filings.

Ely shall utilize the proceeds of the Third Tranche, the Fourth Tranche and the Fifth Tranche (collectively, the “Additional Tranches”) only to make required payments to Augusta which are currently due on June 1, 2013, June 1, 2014 and June 1, 2015, and will make such payments within three Business Days after the days on which the Third Tranche Subscription Funds, the Fourth Tranche Subscription Funds and the Fifth Tranche Subscription Funds for such Ely Shares are received from Solitario.”

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Signing page

Executed as an agreement

Solitario
Signed by Solitario Exploration & Royalty Corp. by
sign here ►	/s/ Christopher E. Herald
Authorized Signatory
print name	Christopher E. Herald, CEO

DHI Minerals
Signed by DHI Minerals (U.S.) Ltd by
sign here ►	/s/ C. F. Wasser
Authorized Signatory
print name	C. F. (Trey) Wasser, Secretary, Treasurer

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Ely
Signed by Ely Gold & Minerals Inc. by
sign here ►	/s/ C. F. Wasser
Authorized Signatory
print name	C. F. (Trey) Wasser, President & CEO

Financier
Signed for RMB Australia Holdings Limited by its attorney
sign here ►	/s/ Christopher Kamper
Attorney
print name	Christopher Kamper
in the presence of
sign here ►	/s/ Debbie L. Deaguero
Witness
print name	Debbie L. Deaguero

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Agent
Signed for RMB Resources Inc. by its authorized signatory
sign here ►	/s/ Alvaro Belevan
Authorized Signatory
print name	Alvaro Belevan
title	Managing Director